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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


  July 9, 2004
---------------
(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


000-22608                                                     59-3204891
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(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
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              (Registrant's telephone number, including area code)


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Item 12. Results of Operations and Financial Condition.
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On July 9, 2004, the registrant issued a press release announcing the registrant's earnings for the second quarter ended June 30, 2004 and the declaration of a dividend.

The full text of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   July 9, 2004

                                              FFLC Bancorp Inc.
                                     By:      /s/ Stephen T. Kurtz
                                              ----------------------------------
                                     Name:    Stephen T. Kurtz
                                     Title:   President and Chief Executive
                                              Officer

                                     By:      /s/ Paul K. Mueller
                                              ----------------------------------
                                     Name:    Paul K. Mueller
                                     Title:   Executive Vice President and Chief
                                              Financial Officer